SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FALCON RIDGE DEVELOPMENT, INC.
(formerly known as PocketSpec Technologies Inc.)
(Exact Name of Registrant as Specified in its Charter)

Date of Report (Date of earliest event reported) September 10, 2009

Nevada (State or other jurisdiction of incorporation or organization)	84-1461919 (I.R.S. Employer Identification Number)

5111 Juan Tabo Boulevard N.E.
Albuquerque, New Mexico 87111
 (Address of Principal Executive Offices and Zip Code)

(866) 302-2248
 (Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

Former Name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 and Regulation FD: REVOKATION OF PUBLIC COMPANY ACCOUNTING ORVERSIGHT BOARD (PACOB) REGISTRATION OF CURRENT AUDITOR.

We have been informed that our current independent auditor, MOORE & ASSOCIATES, CHARTERED ACCOUNTANTS AND ADVISORS had its Public Company Accounting Oversight Board registration revoked on August 27, 2009. This revocation was for violations of PCAOB rules and quality controls. Falcon Ridge management is in the process of evaluating the consequences of this action and determining what if any, corrective action is necessary including interviewing new audit firms. It is uncertain at this time if this will necessitate restatement of prior financials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Falcon Ridge Development, Inc.

By:	/s/ Fred M. Montano
Fred M. Montano Chief Executive Officer